Principal Variable Contracts Funds, Inc.
Supplement dated April 29, 2019
to the Statement of Additional Information dated May 1, 2018
(as supplemented on June 18, 2018, July 30, 2018, August 10, 2018, September 17, 2018, October 9, 2018, December 17, 2018, February 15, 2019, March 18, 2019, and April 8, 2019)

(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Fundamental Restrictions, delete item 2, and replace with the following:
2)    has adopted a commodities policy, as follows:

(a)
The Principal LifeTime 2060 Account may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(b)	The remaining Accounts may not purchase or sell commodities, except as permitted by applicable law, regulation or regulatory authority having jurisdiction.
Under Fundamental Restrictions, delete item 8(c), and replace with the following:

(c)
The Principal LifeTime 2060 Account may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(d)
The remaining Accounts may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the second-to-last sentence of the first paragraph, and replace with the following:
The Board is currently composed of twelve members, nine of whom are Independent Directors.
Add the following under Interested Directors:
Timothy M. Dunbar. Mr. Dunbar has served as a Director of PVC and PFI and as a Trustee of the Trust since 2019. Mr. Dunbar serves as President of Global Asset Management for Principal®, overseeing all of Principal’s asset management capabilities, including with respect to PGI, PLIC, and PFSI, among others. He also serves on numerous boards of directors of Principal® subsidiaries, including PGI and Post. He has served in various other positions since joining Principal® in 1986. Through his education and employment experience, Mr. Dunbar is experienced with financial, accounting, regulatory and investment matters.

Add the following to the Interested Directors table:

Timothy M. Dunbar 711 High Street Des Moines, IA 50392 1957	Director (since 2019)	Director, PGI (since 2018) President - Principal Global Asset Management, PGI, PLIC, PFSI, and PFG (since 2018) Chair/Executive Vice President, RobustWealth, Inc. (since 2018) Director, Post (since 2018) Executive Vice President/Chief Investment Officer, PLIC, PFSI, and PFG (2014-2018)	135	None
Delete the ownership table entitled “Directors Considered to be ‘Interested Persons’” and replace with the following:

PVC Account*	Beer	Dunbar	Halter
MidCap	A	E	A
SAM Balanced	A	B	A
SAM Strategic Growth	E	A	A
Total Fund Complex	E	E	E
* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity contracts or variable life policies

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